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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported)
                               SEPTEMBER 26, 2005


                  SPRINGHILL LAKE INVESTORS LIMITED PARTNERSHIP
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          MARYLAND                    000-14569                  04-2848939
(STATE OR OTHER JURISDICTION         (COMMISSION               (IRS EMPLOYER
      OF INCORPORATION)              FILE NUMBER)           IDENTIFICATION NO.)



     55 BEATTIE PLACE, P.O. BOX 1089
        GREENVILLE, SOUTH CAROLINA                        29602
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


               Registrant's telephone number, including area code
                                 (864) 239-1000




--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01. REGULATION FD DISCLOSURE.

         On September 26, 2005, in response to a tender offer, the Partnership issued a response letter attached as Exhibit 99.1.

         The response letter furnished as Exhibit 99.1 contains "forward-looking statements" as defined in the federal securities laws, regarding Springhill Lake Investor's beliefs, anticipations, expectations or predictions for the future. These forward-looking statements involve a number of risks and uncertainties. Among the important factors that could cause actual results to differ materially from those indicated in such forward-looking statements are those described in "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Springhill Lake Investor's Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 and subsequent filings with the Securities and Exchange Commission. Springhill Lake Investors undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.                                DESCRIPTION

99.1                    Tender Offer Response Letter, dated September 26, 2005.



                                       -2-


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SPRINGHILL LAKE INVESTORS
                                     LIMITED PARTNERSHIP

                                     By: AIMCO/Springhill Lake Investors GP, LLC
                                         Managing General Partner

                                     By:  /s/ Martha L. Long
                                          --------------------------------------
                                          Martha L. Long
                                          Senior Vice President












Date: September 26, 2005


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                                 EXHIBITS INDEX

EXHIBIT NO.                                   DESCRIPTION

99.1                  Tender Offer Response Letter, dated September 26, 2005